UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: October 21, 2021
_____________________
loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
26642 Towne Centre Drive
Foothill Ranch, California 92610
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Mello Warehouse Securitization Trust 2021-3

On October 21, 2021, Mello Warehouse Securitization Trust 2021-3 (the “Trust”) and loanDepot.com, LLC, as servicer (“loanDepot”), both subsidiaries of loanDepot, Inc. (the “Company”), entered into an indenture (the “Indenture”) with U.S. Bank National Association, as indenture trustee, note calculation agent, standby servicer and initial securities intermediary. Pursuant to the Indenture, the Trust issued $500 million of notes (the “MWST Notes”). The MWST Notes are backed by a revolving warehouse line of credit, secured by newly originated, first-lien, fixed rate or adjustable rate, residential mortgage loans which are originated in accordance with the criteria of Fannie Mae or Freddie Mac for the purchase of mortgage loans or in accordance with the criteria of Ginnie Mae for the guarantee of securities backed by mortgage loans and other eligibility criteria set forth in the Master Repurchase Agreement, dated as of October 21, 2021 between the Trust, as buyer, and loanDepot, as seller (the “MRA”). Each class of MWST Notes bears interest at One-Month LIBOR plus the Applicable Margin as such terms are defined in the Indenture. The MWST Notes will terminate on the earlier of (i) the three-year anniversary of the initial purchase date, (ii) loanDepot exercising its right to optional prepayment in full or (iii) an event of default which results in the acceleration of the obligations under the Indenture.

The foregoing descriptions of the Indenture and MRA are not complete and are qualified in their entirety by reference to the full text of the Indenture and MRA, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

All information set forth in Item 1.01 of this Form 8-K is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1
Indenture dated as of October 21, 2021, by and among Mello Warehouse Securitization Trust 2021-3, as issuer, loanDepot.com, LLC, as servicer, and U.S. Bank National Association, as indenture trustee, note calculation agent, standby servicer and initial securities intermediary

10.2	Master Repurchase Agreement dated as of October 21, 2021 by and among Mello Warehouse Securitization Trust, as buyer, and loanDepot.com, LLC, as seller
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By: /s/ Patrick Flanagan
Name: Patrick Flanagan
Title: Chief Financial Officer

Date: October 26, 2021